Mining the Past…Powering the Future
Omni William Penn Hotel
Omni William Penn Hotel
Pittsburgh, PA
Pittsburgh, PA
September 20, 2007
September 20, 2007
Platts
Platts
30
30
th
Annual Coal Marketing Days
Annual Coal Marketing Days
Scott Pack
Scott Pack
Senior Vice President
Senior Vice President
Sales & Marketing
Sales & Marketing
Exhibit 99.1

Statements in this presentation which are not statements of historical fact are
“forward-looking statements” within the “safe harbor” provision of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings, Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section
“Risk Factors” in the company’s Form 10-K filed with the Securities and
Exchange Commission.
Also, this presentation contains certain financial measures, such as EBITDA.
As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to figures reported in Foundation Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.
FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES

PRESENTATION OVERVIEW

- Foundation Coal Highlights
  - Attractive Asset Base
  - Positive Outlook for Growth
  - Proven Market Strategy
  - Summary Scorecard

3

3

Incident Rate
Air Transportation
Nursing Homes
Hospitals
Transportation & Warehousing
Manufacturing
Construction
Agriculture, Forestry & Fishing
Coal Mining
Retail Trade
FCL 2007
Financial Activities

4 A COMMITMENT TO SAFETY Incident Rates of Non-Fatal Occupational Injuries by Industrial Category Source: Bureau of Labor Statistics, 2005; Foundation Coal through July 2007 0 2 4 6 8 10 12

WV COAL
WEST VIRGINIA COAL ASSOCIATION

Utah Oil Gas and Mining

NMA

Wyoming
Department of
Environmental Quality

A COMMITMENT TO
ENVIRONMENTAL COMPLIANCE
Our focus on best practices and
environmental stewardship has
resulted in strong relationships
with federal and state regulators
We have a cross-functional
internal audit program with board
reporting
Our environmental record has
helped FCL consistently deliver
above industry-average margins
We have earned numerous
environmental awards as a result
of this commitment
Reclamation Award
Kenes C Bowling
Coal National
Mine Reclamation
Award
Excellence in
Surface Coal
Mining and
Reclamation Award
Earth Day Award
Excellence in Surface
Coal Mining Award
Chairman’s Award
for Excellence in
Mining Education
Major Environmental Awards Major Environmental Awards

Headquarters
Baltimore, MD
Notes: Production, shipments, sales, average realization for six months ended 6/30/07, reserve figures as of 12/31/06.
(1) Shipments, sales, and average realization include tons that were purchased and resold.
(2) Includes Illinois Basin
DIVERSIFIED OPERATIONS
Powder River Basin (PRB)
Production (tons MM) 25.5
Shipments (tons MM) 25.5
Sales ($ MM) $253.7
Avg. Realization ($/Ton) $9.19
Reserves (tons MM) 626.8
Btu Low
Sulfur Content Compliance
Central Appalachia (CAPP)
Production (tons MM) 3.6
Shipments (tons MM) 4.3
Sales ($ MM) $229.7
Avg. Realization ($/Ton) $52.02
Reserves (tons MM) 197.2
Btu High
Sulfur Content Compliance & Low
Northern Appalachia (NAPP)
Production (tons MM) 6.7
Shipments (tons MM) 6.8
Sales ($ MM) $288.3
Avg. Realization ($/Ton) $40.09
Reserves (tons MM) 747.3
Btu High
Sulfur Content Medium
Production²
(tons MM) 36.1
Shipments
1,2
(tons MM) 37.1
Sales
1,2
($ MM) $763.4
Avg. Realization
1,2
($/Ton) $20.13
Reserves² (tons MM) 1,635.3

DIVERSE MINING METHODS
Truck/shovel-equipped surface operations account for nearly 75% of production capacity
Safe & predictable
Flexible
Longwall mines in the Pittsburgh Seam account for nearly 20% of production capacity
Safe & efficient
High margin
CM operations in CAPP account for the remainder
Safe & flexible
High quality production
Foundation is a technology leader in all three areas
2007 Production Capacity by Mine Type
Total = 72MM Tons
Truck/Shovel
CM
Longwall
53.0
5.5
13.5

DIVERSE TRANSPORTATION METHODS & PROVIDERS

- Railroads
  - 86% of shipments
  - All major U.S. carriers
    - Norfolk Southern
    - CSX
    - BNSF
    - Union Pacific
- Barge and Truck
  - 14% of shipments
  - Access to major inland waterways via loadout points on the Monongahela and Big Sandy Rivers

8

8

9 9
FUTURE PRODUCTION POTENTIAL
2008 Sale 230 Million Tons Eagle Butte LBA
65 10 Phase III (2012)
New Capacity (MM tons/yr) Expansion (MM tons/yr) Wyoming Operations
Belle Ayr LBA
Phase II (2008)
Phase I (2006)
2009 Sale 200 Million Tons
55 5
50 5
Powder River Basin
Powder River Basin
Harts Creek
Mine Production (MM tons/yr) Current Reserve (MM tons)
2 ~ 64
Central Appalachia
Central Appalachia
6 – 14 ~ 400 Foundation
Freeport
Mine Production (MM tons/yr) Current Reserve (MM tons)
2 – 3 ~   70
Northern Appalachia
Northern Appalachia

Millions of Tons
91% of Capacity
93% of Capacity
92% of Capacity

10 SUSTAINABILITY 0 10 20 30 40 50 60 70 80 90 100 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Existing PRB Existing NAPP Rockspring 74MM tons (2007) 77MM tons (2008) 89MM tons (2012)

OPPORTUNITIES FOR EXTERNAL GROWTH
We may be entering a period of consolidation in the
industry
Valuations becoming more realistic
Coal companies need critical mass to even the
playing field with customers and railroads
Foundation has an active business development group
Seeking opportunities that would add $100-300
million to EBITDA
More options and more players in CAPP and ILB, but
would consider opportunities elsewhere

PROVEN MARKET STRATEGY
Driven by:
Size and type of operation
Cost profile of mines
Lack of market
transparency
Over the past three
years, we believe
returns were enhanced
by limiting exposure to
spot market
0
4
8
12
16
20
24
2007 2008 2009 2010 2011 +
0
2
4
6
8
10
12
Scrubber Additions
FCL NAPP Open Tons
99%
84%
60%
28%
1%
16%
40%
72%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010
11.3MM 30.0MM 54.0MM 1.1MM
T
o
n
s

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FOUNDATION’S SCORECARD
A B C D F Comments
Product/Market Diversity
Wide variety of coal qualities; domestic steam,
metallurgical & industrial, export metallurgical markets
Regional Diversity
3 major coal supply regions – PRB, NAPP & CAPP
Mining Method Diversity
Surface (truck/shovel), longwall & continuous miner
Transportation Diversity
High degree of optionality; all major railroads (BNSF, UP,
NS & CSX) & barge
Production Volume
2007 guidance range: 70-75 MM tons; 4
th
largest in U.S.
Safety
Improved safety performance in 2006 by 21% compared
to 2005
Environmental Compliance
Good corporate citizen, operate proactively and monitor
our performance via internal audits
Growth Prospects
Significant organic growth potential—up to 15 MM tons
additional capacity possible by 2012
Management
Senior staff with +25 years of industry experience
Performance
Since 2004, shipments +16%, revenues +54%, adjusted
EBITDA +104% & cash flow from operations +316%
Margins
Attractive EBITDA to revenue margins—21.5% in 1H
2007 (adjusted)

14 FOUNDATION COAL HOLDINGS, INC.